SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 23, 2006

Date of Report (Date of earliest event reported)

Factory Card & Party Outlet Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-21859	36-3652087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 Diehl Road, Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 579-2000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 23, 2006, Factory Card & Party Outlet Corp. (the “Registrant” or “Company”) engaged the accounting firm of McGladrey & Pullen, LLP to serve as the Registrant’s independent public accountants and to audit the Registrant’s financial statements beginning with fiscal year ending February 3, 2007. The Registrant’s Board of Directors approved the appointment of McGladrey & Pullen, LLP. The Registrant amicably concluded its relationship with its former independent public accountant, Deloitte & Touche LLP, effective with the appointment of McGladrey & Pullen, LLP. The Registrant’s Board of Directors approved both the appointment of McGladrey & Pullen, LLP and the conclusion of its relationship of Deloitte & Touche LLP.

During the two most recent fiscal years and the subsequent interim period through October 23, 2006, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Registrant has requested Deloitte & Touche LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated October 23, 2006 is filed as Exhibit 99.1 to this Form 8-K.

There were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-K occurring within the Registrant’s two most recent fiscal years and the subsequent interim period ending October 23, 2006.

During the Registrant’s two most recent fiscal years and through October 23, 2006, the period prior to the engagement of McGladrey & Pullen, LLP, neither the Registrant nor anyone on its behalf consulted McGladrey & Pullen, LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements. Further, McGladrey & Pullen, LLP has not provided written or oral advice to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
99.1	Letter from Deloitte & Touche LLP dated October 23, 2006

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTORY CARD & PARTY OUTLET CORP.

/s/ Gary W. Rada
Gary W. Rada
Dated: October 26, 2006	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter from Deloitte & Touche LLP dated October 23, 2006